                                                                 EXHIBIT 10.13.4

                 THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT

            THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of March 29, 2006 (this "Third Amendment"), to the LOAN AND SECURITY AGREEMENT, dated as of December 26, 2001, as amended by the FIRST AMENDMENT AND WAIVER TO LOAN AND SECURITY AGREEMENT, dated as of November 18, 2003 and the SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT, dated as of December 22, 2004 (as hereafter modified, amended and/or restated from time to time, the "Loan Agreement"), by and among, on the one hand, the lenders identified on the signature pages thereof (such lenders, together with their respective successors and assigns, are referred to hereinafter each individually, a "Lender" and collectively, the "Lenders") and WELLS FARGO FOOTHILL, INC., a California corporation, formerly known as Foothill Capital Corporation ("Foothill"), as arranger and administrative agent for the Lenders (in such capacity, together with its successors and assigns, the "Agent") and, on the other hand, AMTROL HOLDINGS, INC., a Delaware corporation (the "Parent"), and AMTROL INC., a Rhode Island corporation (the "Administrative Borrower"), WATER SOFT INC., a Rhode Island corporation ("Water Soft"), and AMTROL CANADA LTD., an Ontario corporation (together with the Administrative Borrower and Water Soft, each individually a "Borrower" and collectively, the "Borrowers").

                                    Preamble

            WHEREAS, the Agent and the Lenders are willing to enter into this Third Amendment, subject to (a) the execution and delivery of this Third Amendment by the Borrowers, and (b) the other terms and conditions set forth in this Third Amendment.

            NOW, THEREFORE, the Borrowers, the Guarantors, the Agent and the Lenders hereby agree as follows:

      1. Definitions. All capitalized terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein.

      2. Amendment to Section 2.12(a). Clause (ii) of Section 2.12(a) is hereby amended and restated in its entirety to read as follows:

                        "(ii) the Letter of Credit Usage would exceed
            $5,000,000, provided that Borrowers may not use more than $2,150,000 of the aggregate amount of Letter of Credit Usage to support payments under retention agreements entered into among Parent, the Administrative Borrower and the individual senior managers of the Borrower"

      3. Amendment to Section 6.3(b). Clause (i) of Section 6.3(b) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                        "(i) consolidated financial statements of AMTROL and its
            Subsidiaries for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Agent and certified, without any qualifications (other than, for the financial statements for fiscal year 2005, a going concern qualification solely as a result of the maturity of the Obligations and the Senior Subordinated Notes within 12 months of the end of fiscal year 2005), by such accountants to have been prepared in accordance with GAAP (such audited financial statements to include a balance sheet, income statement, and statement of cash flow and, if prepared, such accountants' letter to management),"

      4. Amendment to Section 7.20(a). Clause (i) of Section 7.20(a) of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

                        "(i) Minimum EBITDA.

                              A. North American EBITDA, measured on a fiscal
            month-end or quarterly basis (as the case may be), of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

APPLICABLE AMOUNT            APPLICABLE PERIOD
-----------------            --------------------------------------------------
    $2,500,000               Four months ended on or near January 31, 2002
    $3,360,000               Five months ended on or near February 28, 2002
    $5,110,000               Six months ended on or near March 31, 2002
    $5,740,000               Seven months ended on or near April 30, 2002
    $7,540,000               Eight months ended on or near May 31, 2002
    $9,780,000               Nine months ended on or near June 30, 2002
   $10,590,000               Ten months ended on or near July 31, 2002
   $11,550,000               Eleven months ended on or near August 31, 2002
   $13,990,000               Twelve months ended on or near September 30, 2002
   $14,480,000               Twelve months ended on or near October 31, 2002
   $14,700,000               Twelve months ended on or near November 30, 2002
   $14,900,000               Twelve months ended on or near December 31, 2002
   $13,300,000               Twelve months ended on or near December 31, 2003
   $13,700,000               Twelve months ended on or near March 31, 2004
   $12,500,000               Twelve months ended on or near June 30, 2004
   $13,100,000               Twelve months ended on or near September 30, 2004
   $12,600,000               Twelve months ended on or near December 31, 2004
   $12,600,000               Twelve months ended on or near March 31, 2005
   $12,800,000               Twelve months ended on or near June 30, 2005
   $13,000,000               Twelve months ended on or near September 30, 2005
   $13,200,000               Twelve months ended on or near December 31, 2005
   $15,525,000               Twelve months ended on or near March 31, 2006
   $15,135,000               Twelve months ended on or  near June 30, 2006
   $14,501,000               Twelve months ended on or near September 30, 2006
   $13,420,000               Twelve months ended on or near December 31, 2006

                              B. Consolidated EBITDA, measured on a fiscal
            month-end or quarterly basis (as the case may be), of not less than the required amount set forth in the following table for the applicable period set forth opposite thereto:

APPLICABLE AMOUNT           APPLICABLE PERIOD
-----------------           -------------------------------------------------
    $4,020,000              Four months ended on or near January 31, 2002
    $5,440,000              Five months ended on or near February 28, 2002
    $7,840,000              Six months ended on or near March 31, 2002
    $9,040,000              Seven months ended on or near April 30, 2002
   $11,600,000              Eight months ended on or near May 31, 2002
   $14,630,000              Nine months ended on or near June 30, 2002
   $16,150,000              Ten months ended on or near July 31, 2002
   $17,370,000              Eleven months ended on or near August 31, 2002
   $20,630,000              Twelve months ended on or near September 30, 2002
   $21,340,000              Twelve months ended on or near October 31, 2002
   $21,750,000              Twelve months ended on or near November 30, 2002
   $22,180,000              Twelve months ended on or near December 31, 2002
   $19,500,000              Twelve months ended on or near December 31, 2003
   $19,000,000              Twelve months ended on or near March 31, 2004
   $18,000,000              Twelve months ended on or near June 30, 2004
   $18,600,000              Twelve months ended on or near September 30, 2004
   $18,600,000              Twelve months ended on or near December 31, 2004
   $19,000,000              Twelve months ended on or near March 31, 2005
   $19,300,000              Twelve months ended on or near June 30, 2005
   $19,500,000              Twelve months ended on or near September 30, 2005
   $19,700,000              Twelve months ended on or near December 31, 2005
   $25,006,000              Twelve months ended on or near March 31, 2006
   $24,688,000              Twelve months ended on or  near June 30, 2006
   $23,315,000              Twelve months ended on or near September 30, 2006
   $20,828,000              Twelve months ended on or near December 31, 2006"

      5. Conditions and Covenants. This Third Amendment shall become effective only upon satisfaction in full of the following conditions precedent (the first date upon which all such conditions have been satisfied being herein referred to as the "Effective Date"):

            (a) immediately before and after giving effect to this Third Amendment, the representations and warranties contained in this Third Amendment and in Section 5 of the Loan Agreement and each other Loan Document shall be true and correct on and as of the Effective Date as though made on and as of such date (except where such representations and warranties relate to an earlier date in which case such representations and warranties shall be true and correct as of such earlier date);

            (b) no Default or Event of Default shall have occurred and be continuing on the Effective Date or would result from this Third Amendment becoming effective in accordance with its terms;

            (c) Agent shall have received all counterparts of this Third Amendment, duly executed by the Lenders, the Borrowers and the Guarantors; and

            (d) all legal matters incident to this Third Amendment shall be reasonably satisfactory to Agent and its counsel.

      6. Continued Effectiveness of the Loan Agreement and the other Loan Documents. Each Borrower and Guarantor hereby (i) confirms and agrees that each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects except that on and after the Effective Date all references in any such Loan Document to the "Loan Agreement", "the Loan and Security Agreement", the "Agreement", "thereto", "thereof", "therein", "thereunder", "hereunder", "herein", "hereof" or words of like import referring to the Loan Agreement shall mean the Loan Agreement as modified by this Third Amendment and (ii) confirms and agrees that to the extent that any such Loan Document purports to assign or pledge to the Agent for the benefit of the Lenders, or to grant a security interest in or Lien on, any collateral as security for the obligations of the Borrowers or the Guarantors from time to time existing in respect of the Loan Agreement and the other Loan Documents, such pledge, assignment and/or grant of the security interest or Lien is hereby ratified and confirmed in all respects.

      7. Miscellaneous.

            (a) This Third Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which shall be deemed to be an original but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Third Amendment by telefacsimile shall be equally as effective as delivery of an original executed counterpart of this Third Amendment. Any party delivering an executed counterpart of this Third Amendment by telefacsimile also shall deliver an original executed counterpart of this Third Amendment, but the failure to deliver an original executed counterpart shall not affect the validity, enforceability and binding effect of this Third Amendment.

            (b) Section and paragraph headings herein are included for convenience of reference only and shall not constitute a part of this Third Amendment for any other purpose.

            (c) This Third Amendment shall be governed by and construed in accordance with, the laws of the State of New York.

            (d) Borrowers will pay on demand all reasonable fees, costs and expenses of the Agent in connection with the preparation, execution and delivery of this Third Amendment including, without limitation, reasonable fees disbursements and other charges of Schulte Roth & Zabel LLP, counsel to Agent.

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            IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment, to be executed and delivered as of the date set forth on the first page hereof.

                          WELLS FARGO FOOTHILL, INC.,
                          a California corporation, formerly known as Foothill Capital Corporation, as Agent and Lender

                          By: /s/ Andrew T. Furlong III
                              ----------------------------------------------
                              Name: Andrew T. Furlong III
                              Title: Vice President

                          ABLECO FINANCE LLC,
                          a Delaware limited liability company, as Lender, for itself and on behalf of its affiliate assignees

                          By: /s/ Kevin Genda
                              ----------------------------------------------
                              Name: Kevin Genda
                              Title: Senior Vice President

                          AMTROL INC.,
                              a Rhode Island corporation, as BorrowerBy:

                          By: /s/ Joseph L. DePaula
                              ----------------------------------------------
                              Name: Joseph L. DePaula
                              Title:   Executive Vice President, Chief
                              Financial Officer, Treasurer & Secretary

                          WATER SOFT INC.,
                              a Rhode Island corporation, as Borrower

                          By: /s/ Joseph L. DePaula
                              ----------------------------------------------
                              Name: Joseph L. DePaula
                              Title:   Executive Vice President, Chief
                              Financial Officer, Treasurer & Secretary

                          AMTROL CANADA LTD.,
                              an Ontario corporation, as Borrower

                          By: /s/ Joseph L. DePaula
                              ----------------------------------------------
                              Name: Joseph L. DePaula
                              Title:   Executive Vice President, Chief
                              Financial Officer, Treasurer & Secretary

                          AMTROL HOLDINGS, INC.,
                          a Delaware corporation, as Guarantor

                          By: /s/ Joseph L. DePaula
                              ----------------------------------------------
                              Name: Joseph L. DePaula
                              Title:   Executive Vice President, Chief
                              Financial Officer, Treasurer & Secretary

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                          AMTROL INTERNATIONAL INVESTMENTS, INC.,
                          a Rhode Island corporation, as Guarantor

                          By: /s/ Joseph L. DePaula
                              ----------------------------------------------
                              Name: Joseph L. DePaula
                              Title: Executive Vice President, Chief
                                     Financial Officer, Treasurer and Secretary